EIP Growth and Income Fund
Prospectus
Investor Class EIPFX
Class I EIPIX
Supplement dated December 23, 2025 to
the Summary Prospectus and Statutory Prospectus dated February 28, 2025
Effective immediately, Energy Income Partners, LLC, the manager has appointed Saul Ballesteros as
Portfolio Manager, joining James Murchie, Eva Pao and John Tysseland. Mr. Ballesteros’s biography is as follows:
Saul Ballesteros is a co-portfolio manager and Principal of the Manager. Mr. Ballesteros joined the
Manager in 2006. From 2006 to 2025, Mr. Ballesteros was responsible for the Trading and Operations
Functions at the Manager. Between 1994 and 2006, his prior roles a Proprietary Trader in Commodities and Derivatives, a Portfolio Manager at Enron Corporation, then Mirant Corporation and then FPL
Group Inc. He was a Manager of Financial Planning at IBM from 1991-1994. Mr. Ballesteros received his undergraduate degree from Duke University and an MBA from Northwestern University.
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Please retain this supplement with your Summary Prospectus and Statutory Prospectus